A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

Exhibit 10.1

Execution Version

DISTRIBUTION AGREEMENT

This Distribution Agreement (“Agreement”) is made effective as of July 18, 2018 (the “Effective Date”), by and between SFM, LLC dba Sprouts Farmers Market (“SFM”), a Delaware limited liability company, and KeHE Distributors, LLC (“KeHE”), a Delaware limited liability company. SFM and KeHE shall each be referred to as a “Party” and together as the “Parties”. All capitalized terms herein shall have the meanings set forth in Schedule 1 hereto. The exhibits and schedules hereto are an integral part of this Agreement and are deemed incorporated by reference herein.

RECITALS

WHEREAS, SFM is engaged in the sale of natural and organic products in brick and mortar stand-alone retail stores (the “SFM Stores”).  Its operations include retail stores and distribution centers.

WHEREAS, KeHE provides the distribution of natural and organic, specialty, and other products for sale at retail.  KeHE also provides various customized support services to retailers and food manufacturers related to the distributions of these products.

WHEREAS, the Parties, through KeHE’s wholly-owned subsidiary Nature’s Best, are parties to that certain Amended and Restated Distribution Agreement dated August 13, 2014, as amended (the “NB Agreement”) and that certain Deli, Cheese, and Bakery Distribution Agreement dated February 13, 2016 (the “Deli Agreement”).

WHEREAS, the NB Agreement expired June 1st, 2018, and the Parties have agreed to continue the business relationship under the terms and conditions set forth herein.  The Parties desire to enter into this Agreement to set forth the terms upon which KeHE will sell and distribute the Products to SFM Stores and provide the Services described herein.

THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto mutually agree as follows:

Section 1.  – SUPPLY AND DISTRIBUTION

1.1.Term.  This Agreement shall have a term of seven (7) years commencing on the Effective Date and continuing until July 18, 2025, unless terminated sooner as provided herein (the “Term”).  All sales of Products by KeHE to SFM prior to the Effective Date shall be governed by the NB Agreement and products distributed by KeHE to SFM under the Deli Agreement shall be governed by such.

1.2.Products and Primary Supplier.

a)Purchase of Products.  SFM agrees to purchase from KeHE, and KeHE agrees to sell to SFM, the Products for all existing and new SFM Stores [***].  Notwithstanding the foregoing, [***]. The Parties agree to work together in good faith towards [***].  The Parties will mutually agree on a transition plan to distribute Product [***] per this Agreement.

b)Primary Supplier.  During the Term of this Agreement KeHE will be the Primary Supplier for all Products purchased by SFM for SFM Stores.  [***]  The Parties will work together in good faith to review the information, including but not limited to, volume and frequency, [***].

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

c)Exceptions to Primary Supplier Status.  The Primary Supplier status may be temporarily suspended if [***]. During such times the Parties will establish guidelines for limited purchases from other distributors and resume and return such purchases to KeHE once KeHE is able to supply the Products; [***].  Notwithstanding the foregoing, [***].

d)Vendor Sales. In the event SFM orders Product from KeHE that KeHE is unable to supply or supplies in a limited quantity [***].

e)[***].

f)Projected Purchases.  The table below sets forth estimated Purchases by SFM on a Fiscal Year basis (“Projected Annual Purchases”), which are measured [***] The Projected Annual Purchases do not include purchases attributable to [***] and are intended to be a guideline of all Purchases under this Agreement and [***]; however, its variation shall be subject to [***].

g)Product Requests.  KeHE will stock all Products on the APL.  The Parties shall work together to define a healthy and productive Product mix on the APL.

h)Regional Products. Products ordered for a specific geographic location (e.g., a local product for a specific region or group of stores) will be included in the APL and the Parties will work in good faith to ensure there are reasonable aggregate Turns for such Products in the relevant DC.

i)Product Discontinuation. SFM will provide KeHE with no less than [***] days’ notice prior to discontinuing any Products purchased from KeHE.  Following such notice, the Parties shall use commercially reasonable efforts to reduce inventory levels of such Products, such as mark down strategies.

j)[***]

k)New Products.  KeHE will communicate to SFM any new Products available through KeHE in order for SFM to purchase such new Products, if so desired by SFM, and will provide SFM with information related to high volume new Products upon request from SFM.

Section 2.  – SUPPORT SERVICES, PERSONNEL, DELIVERY, AND ORDERING

2.1.Support Services.  KeHE will provide the Services and will maintain an adequate account management support structure with personnel with sufficient education and experience to provide such Services.  KeHE shall maintain [***], or as otherwise agreed to by the Parties from time to time.  The Parties agree to remain flexible in these requirements and to work in good faith to address any changes in the relationship, provided any material changes must be mutually agreed upon by the Parties in writing.  All KeHE employees are subject to the Visiting Vendor Employee Agreement dated August 19, 2015.  The Parties will work in good faith to review service levels and individual performance of the account management team, [***], with the understanding that KeHE is ultimately responsible for all employment-related decisions for its employees.  As part of the Services, KeHE shall provide SFM with the reports listed in Exhibit E at the frequency set forth therein and other ad hoc reports as reasonably requested by SFM from time to time.

2.2.Delivery and Transportation Services.

a)Direct Store Delivery.  KeHE will deliver the Products direct to all SFM Stores.  SFM Store will receive no less than [***] (with some mutually agreed-upon exceptions based on SFM Store volume of Purchases or specific SFM Store logistical needs) in accordance with the mutually agreed upon Delivery Windows, and the Parties will work together to ensure a mutually beneficial optimal [***] number of deliveries (and schedule for those deliveries).

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

b)Cross Dock and SFM Pick-Up.  SFM may request KeHE to (i) deliver Products to SFM’s warehouses to allow SFM to coordinate delivery to SFM Stores (“Cross-Dock”), or (ii) make Products available at KeHE’s DCs for SFM to pick-up, deliver to an SFM distribution center and subsequently deliver to an SFM Stores (“SFM Pick-Up”).  All such Cross-Dock and SFM Pick-Up Products will be segmented and palletized at KeHE’s DC, clearly designating the corresponding SFM Store to which those Products are destined. Cross-Dock and SFM Pick-Up pricing and requirements are set forth in Exhibit B.

2.3.Ordering and Shelf Maintenance. SFM will be responsible for all ordering, stocking, rotating, and shelf maintenance for the Products.  Current practices as of the Effective Date for order frequency and cut-off times will continue unless otherwise agreed by the Parties.  KeHE will continue to [***].

2.4.Credits and Credit Policy.

a)[***]   Except as provided in the [***], KeHE shall not be responsible for any [***].  KeHE agrees to [***].

b)[***]  Any credits agreed to by KeHE [***].  [***] shall strictly follow the [***] and SFM agrees to work in good faith to reduce any such credits to the extent practical and ensure that all credits are supportable.  KeHE will provide reporting as necessary to address outlier store credit results as described in Exhibit E hereto.

c)Customer Return Credits.  KeHE will use commercially reasonable efforts to facilitate credit to SFM by Vendors for customer returns.  KeHE will have no obligation [***].  Credits for customer returns will be credited to SFM every Fiscal Period.

2.5.KeHE Warehouse Spoilage Initiative.

a)Spoilage.  SFM will [***], provided they are included in the reports set forth in Section 2.5(b) below.

b)Spoilage Improvement and Reporting.  The Parties will collaborate to improve KeHE’s net DC Product spoilage relating to SFM Products to be consistently [***].

c)At-Risk Products.  The Parties agree to limit spoilage risk by working in good faith to move any excess product through to SFM Stores with [***] to drive sales of at-risk Products at SFM Stores.  KeHE agrees to [***], and SFM agrees to [***].

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

Section 3.  – PRODUCT PRICING

3.1.Mark-Up. SFM shall buy Products from KeHE on a “cost plus” basis, meaning that the pricing for Product shall be equal to [***]

[***]

* The Mark-Up does not include [***].

3.2.Changes to [***] for the Products may be changed from time-to-time with a minimum of [***] prior written notice.  This includes Private Label Products, and SFM will require Private Label Product Vendors to give KeHE no less than [***].  Such [***] will become part of this Agreement and [***].  Notwithstanding the foregoing, for any commodity-driven price changes (e.g. bulk and some refrigerated Products), the Parties will mutually discuss the price change implementation date, which may be earlier than the foregoing [***] notice period; provided [***].

3.3.[***], which is subject to review and adjustment as set forth in Exhibit B hereto, [***]. Any adjustment to the [***] made in accordance with Exhibit B shall be reflected in the [***].

3.4.Business Model Assumptions.  The Parties understand and agree that the material business terms set forth in this Agreement are intended to create a mutually beneficial business relationship and KeHE used certain assumptions set forth on Exhibit C (the “Assumptions”) to form a basis for its negotiations.  [***]

Section 4.  – PAYMENT AND PAYMENT TERMS

4.1.Payment Terms. Payment terms shall be net [***] via Automated Clearing House (“ACH”) from the date of KeHE’s invoice.  SFM will initiate and process payments to KeHE [***] (excluding weekends and bank holidays) and provide KeHE with an excel file detailing [***].  Invoices for new SFM Stores will be paid under the same payment terms.  SFM will only take deductions from payments due to KeHE for [***] against open accounts payable based on the net [***] ACH terms. The Parties agree to work in good faith to promptly remediate any issues that may cause delays with payments processed by SFM to KeHE for any undisputed invoices.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

4.2.[***]

a)[***].  KeHE agrees to use commercially reasonable efforts to collect [***].  SFM acknowledges that KeHE is acting as [***], and SFM shall remain responsible [***].  SFM will continue to process [***] under the processing schedule as of the Effective Date and provide a [***] (in excel or other mutually acceptable format) to KeHE via email (or other agreed upon method) showing such processed [***].  SFM will [***] will be processed only with KeHE’s prior approval.  The Parties will jointly establish guidelines for collections and Fiscal Period reporting by KeHE to SFM (the “Aging Report”) and SFM will work collaboratively with KeHE [***].

b)[***].  SFM will not [***] unless it has sufficient documentation of the [***]. KeHE may notify SFM where there are [***], and in such instances SFM will not [***] unless approved by KeHE.

Section 5.  – KEHE DISTRIBUTION CENTERS

5.1.Existing Distribution Centers. KeHE shall maintain DC’s servicing SFM [***]. If KeHE elects to move a DC or open a New DC in the same geographic area as an existing DC (as opposed to being required to open a New DC in a new geographic area pursuant to Section 5.2), [***].

5.2.New Distribution Centers.

a)Transportation-Related New DCs.  SFM will provide KeHE visibility to its projected stores and volume in a certain region [***]. If SFM projects it will have more than [***] in a certain geographic area, and/or [***] from the SFM Stores in such area, serviced from an existing DC that is [***] miles away or more from such SFM Stores, then SFM shall notify KeHE accordingly and, [***], KeHE will [***].

b)Capacity-Related New DCs. KeHE may open New DCs to relieve capacity constraints, and/or to lower transportation costs.  [***].

5.3.Standards for DCs. KeHE will maintain and operate all DCs in accordance with all applicable laws, in compliance with industry standards (including but not limited to industry sanitation standards), and in all material respects in accordance with KeHE’s warehousing and delivery standards, which will be made available for review upon request by SFM. Such DCs shall have the operational systems required to support the obligations of KeHE as set forth in this Agreement, and all have adequate capacity to order, store and deliver Products in accordance with the terms of this Agreement and in the amounts contemplated by SFM. All the DCs shall have sufficient security measures in place prior to receipt of Products for SFM to ensure that such Products are not tampered with or adulterated in any manner, and that all such Products shall be maintained at temperatures and other storage conditions necessary to preserve the freshness and integrity of the Products.  SFM may inspect the KeHE DCs serving SFM and inventory therein during normal business hours upon no less than five (5) business days advance notice to the designated KeHE personnel and no more than two (2) times per year per DC and provided any such inspection shall not impair or impede the business operations of the center.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

Section 6.  – PRIVATE LABEL PRODUCTS

6.1.Private Label. SFM will negotiate directly with the manufacturer for all Private Label Products.  KeHE will provide the purchasing and distribution functions. KeHE shall not sell, distribute or donate any Private Label Products to any third party without SFM’s prior written approval.  KeHE shall not dispose of any Private Label Products except in accordance with SFM’s reasonable written instructions which SFM may modify from time to time.  [***] The Mark-Up attributed to Private Label Products assumes that [***].

6.2.Stocking of Private Label.  KeHE agrees to stock [***].  Continuing current practice, when SFM’s sales of Private Label Products in new regions is insufficient for an efficient direct delivery by the Vendor to the KeHE DC, or where SFM requests KeHE transfers Private Label Products from one KeHE DC to another DC, [***]. Within 60 days from the Effective Date, the Parties will review in good faith the methodology for calculating [***] and mutually agree to any changes necessary to such methodology. The Parties will periodically review this methodology.

6.3.Code Date Management. The following shall be the Private Label Products inventory management practices the Parties will continue to employ:

a)KeHE shall provide the respective SFM category managers a dedicated periodic inventory report showing code dates and time remaining for all Private Label Product inventories in each facility, as provided in Exhibit E. This provides the opportunity for the Parties to [***]. SFM will be responsible for [***] for Private Label products in KeHE’s inventory, except to the extent caused by KeHE’s negligence, such as buying errors or excessive over-purchasing by KeHE and any such responsibility by KeHE has been approved, when deemed necessary, by both Parties at the Vice President level. Additionally, in the event KeHE fails to notify SFM of a Private Label Product’s code date status at least [***] for non-perishables and [***] for perishables prior to their code date, or at an earlier agreed-upon timeframe for items with shorter shelf-life, resulting in the Private Label item being discarded due to it reaching the end of its code date, [***].

b)In the event Private Label Products inventory is required to be discarded, KeHE shall remove the Product from inventory based on agreed-upon code date parameters, and [***]. Notwithstanding the foregoing, KeHE shall notify SFM prior to discarding any Product and SFM, at its sole expense, shall reserve the right to coordinate its disposal or donation to a local food bank of their choice, provided the timing for such disposal or donation is reasonable.

c)KeHE will communicate a code date policy to Private Label Product Vendors consistent with KeHE’s code date policy for Branded Product Vendors, and SFM agrees to use commercially reasonable efforts to require all Private Label Product Vendors to comply with such code date policy. The Parties will work in good faith to seek reimbursement from Private Label Product Vendors for spoilage that result from failure to comply with the code date policy.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

6.4.[***].

a)[***].  The respective SFM department category managers will work in good faith with the KeHE team managing private label for SFM in order to proactively address Private Label Products with [***].

b)[***].  In the event any Private Label Products do not maintain the [***], will be reconciled at the close of the Fiscal Quarter as part of the Quarterly Reconciliation.   [***] upon approval of both Parties at a Vice President or above level.

Section 7.  – [***]

7.1.[***]

7.2.Quarterly Reconciliation of [***].

a)Reporting.  KeHE will use commercially reasonable efforts to provide reporting to SFM related to the [***] if reasonably practical, following the end of each SFM’s Fiscal Period [***] if reasonably practical, following the close of each of SFM’s Fiscal Quarter [***].

b)Reconciliation and Rebate.  The Parties will review and aggregate the results of each of the [***] (the “Quarterly Reconciliation”) no later than 10 days following delivery of the [***]. Any Party owing the other any amounts as part of the [***]. The Parties will work together in good faith to improve the reporting timelines of these reports, as applicable.

7.3.[***] Review.  If the Parties determine that information and assumptions used to determine [***], the Parties will work in good faith to adjust [***].

Section 8.   – [***]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

Section 9.  – PERFORMANCE

9.1.Fill Rate.   KeHE will [***]. KeHE shall report on the Fill Rate measurement, calculation and performance on a Fiscal Period basis as set forth on Exhibit E, [***]. Fill Rate calculations at the DC level shall only be used to determine if there are any localized DC Fill Rate issues which KeHE agrees to use commercially reasonable efforts to remediate. Both Parties acknowledge that Fill Rate Uncontrollable Factors shall occur from time to time that may affect the Fill Rate.  KeHE shall provide SFM all supporting documentation regarding Fill Rate Uncontrollable Factors upon reasonable request. SFM shall have the ability to review and audit the Fill Rate calculation at any time during the ordinary course of business with reasonable notice.  Any changes to the practices for how the Fill Rate is calculated or what are considered Fill Rate Uncontrollable Factors as of the Effective Date will be mutually agreed to by the Parties.

a)[***]

b)New DCs.  [***], and KeHE will provide separate reporting of Fill Rates on an individual basis for such DCs on the same cadence, and KeHE will use commercially reasonable efforts to [***].

c)Fill Rate [***].  If the average Fill Rate falls below [***], SFM may provide notice to KeHE of same (the “Fill Rate Deficiency Notice”).  KeHE shall then have a period of [***] to cure such deficiency (i.e., bring it back to [***]) from the date of such Fill Rate Deficiency Notice (measured as [***]) (the “Fill Rate Cure Period”). If after the Fill Rate Cure Period the Fill Rate is still [***], KeHE will start another Fill Rate Cure Period to remedy such deficiency. This process will repeat itself until KeHE is able to bring the Fill Rate [***] at the end of any Fill Rate Cure Period [***].

9.2.On Time Delivery.  KeHE will utilize commercially reasonable efforts to maintain an On-Time Delivery performance rate of [***] for all deliveries to SFM Stores, measured [***] (the “OTP Rate”). Any Split Orders that are delivered more than [***] outside of the Delivery Windows will be considered late and included in the OTP Rate calculation.  Split Orders shall not comprise [***] orders during any Fiscal Period. KeHE shall report on the [***]. The Parties agree and understand that Delivery Uncontrollable Factors shall occur from time to time that may affect the OTP Rate. [***], as mutually agreed in good faith by the Parties. KeHE shall provide SFM all supporting documentation that created such Delivery Uncontrollable Factors upon reasonable request. Delivery Uncontrollable Factors shall be the exception and not the rule for calculating the OTP Rate.  SFM shall have the ability to review and audit the OTP Rate calculation at any time during the ordinary course of business with reasonable notice.

a)[***].  During any Fiscal Period that the OTP Rate for any particular DC is not met, KeHE will [***]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

b)[***]

c)On-Time [***].  If the aggregate OTP Rate for all DCs combined is below [***] in any consecutive [***] period, taking into account any Delivery Uncontrollable Factors, SFM may provide notice to KeHE of same (the “OTP Deficiency Notice”). KeHE shall then have a cure period of [***] (“OTP Cure Period”) to remedy such deficiency (i.e., bring it back to [***] or above) from the date of the OTP Deficiency Notice. [***]

Section 10.  – TERMINATION

10.1.Termination.  In the event of any of the following events (each considered “Cause”), the non-breaching Party may terminate this Agreement immediately, subject to the Transition Period, by providing written notice to the other Party:

a)If the other Party breaches any of its obligations under the Agreement and fails to cure such breach after [***] prior written notice of the breach by the non-breaching Party, or if the breach can be cured, but cannot be cured within [***], fails to commence diligent effort to cure the breach within [***] and complete such cure within 90 days.  Notwithstanding the foregoing, no further notice or cure period shall be required for either Party to terminate this Agreement for the failure of either Party to make undisputed payments required under this Agreement within 15 days following written notice.

b)If the other Party becomes insolvent, admits in writing its insolvency, commences or has filed against it a bankruptcy, reorganization, liquidation or insolvency proceeding, or if any received, trustee, or liquidator is appointed to take possession of such Party’s assets.

c)If the other Party [***].

d)KeHE may terminate to the extent [***].

e)SFM may terminate if [***].

f)SFM may terminate as set forth in [***].

10.2.Obligations on Termination.  Following expiration or termination of this Agreement for any reason, SFM will [***].  SFM shall only be responsible for [***].

10.3.Transition Period.  If either Party exercises its right to terminate for Cause, both Parties agree to work diligently and in good faith to develop a transition plan for a period of [***] (the “Transition Period”). During the Transition Period all terms under this Agreement shall continue in full force and effect, including but not limited to the Mark-Up, Purchase volumes, service levels regarding distribution of Product and credits provided hereunder.

a)The Transition Period may be extended for an additional [***] by mutual agreement of the Parties. During such extension the Primary Supplier status requirement in Section 1.2(b) and the Mark-Up shall be revisited by the Parties in good faith and shall be subject to adjustment by mutual agreement of the Parties to allow for further wind down costs for both Parties.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

Section 11.  – [***]

Section 12.  – TITLE, WARRANTY, INDEMNITY

12.1.Title, Risk of Loss.  For Products delivered by KeHE, title to the Products, and all risk of loss shall pass to SFM upon [***].  For Products [***], title to the Products, and all risk of loss shall pass to SFM [***].

12.2.DISCLAIMER OF WARRANTY.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, KEHE MAKES NO EXPRESS OR IMPLIED WARRANTIES IN CONNECTION WITH THE SALE OF THE PRODUCTS, INCLUDING ANY EXPRESS OR IMPLIED WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.  Notwithstanding the foregoing, KeHE represents and warrants that it is KeHE’s practice to obtain warranties from its Vendors, including warranties as to compliance with laws, that the products have not been adulterated.  KeHE agrees to pass on to SFM any Product warranties, indemnifications, or other protections supplied by the Vendor thereof to the extent allowed by law.

12.3.Indemnification.

a)Indemnification by KeHE.  KeHE agrees to indemnify, defend, and hold harmless SFM, and its subsidiaries and affiliates, and their employees, officers, directors, members, shareholders, and agents (collectively, the “SFM Indemnitees”) from any and all third party claims, demands, threats, suits, proceedings, damages, liabilities or expenses (including reasonable attorney’s fees) (“Claims”) arising from or in connection with any allegation that any Product has directly or indirectly, in whole or in part: (i) given rise to any illness or injury to any person or animal, or any damage to property; (ii) has violated any applicable federal, state, local or other law, rule or regulation, including without limitation any regulations of the Food and Drug Administration or the Consumer Product Safety Commission or other regulations enacted for the purposes of consumer protection; (iii) is not merchantable or fit for its intended purpose; or (iv) is in any way defective or deficient in quality, labeling, packaging or manufacture. KeHE also agrees to indemnify, defend and hold harmless the SFM Indemnitees from any Claims arising out of the performance (or failure to perform) by KeHE of its obligations under this Agreement. The foregoing notwithstanding, KeHE shall not be liable for any Claims arising out of the negligence or willful misconduct of SFM or the SFM Indemnitees. Further, KeHE shall not be liable for Claims related to the purchase or sale of SFM’s Private Label Products except to the extent caused by KeHE’s negligence in handling, manipulation, storage, treatment or transportation of the Private Label Products or donation or disposal of the Private Label Products by KeHE in breach of the obligation of this Agreement (a “KeHE Private Label Claim”).

b)Indemnification by SFM.  SFM agrees to indemnify, defend, and hold harmless KeHE, its subsidiaries and affiliates, and their employees, officers, directors, members, shareholders, and agents (collectively, the “KeHE Indemnitees”) from any and all Claims arising out of: (i) the performance (or failure to perform) by SFM of its obligations under this Agreement; (ii) the negligence or willful misconduct of SFM, its agents or employees; or (iii) Claims related to the purchase or sale of SFM’s Private Label Products, except any KeHE Private Label Claims.  The foregoing notwithstanding, SFM shall not be liable for any Claims arising out of the negligence or willful misconduct of KeHE or the KeHE Indemnitees.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

c)Indemnification Procedures.  If any Claim is alleged or asserted against a party entitled to indemnification under this Agreement (the “Indemnified Party”), notice thereof shall be given to the other party (the “Indemnifying Party”) as promptly as practicable.  If the Parties determine that a third party may be responsible for such Claim, such as a Vendor or insurance company, the Parties will work in good faith to seek indemnification from such third Party; provided the same will not relieve the Indemnifying Party from obligations under this Agreement to the extent such third party does not assume indemnification obligations for the Claim.  If a third party does not assume the indemnification obligations, and the Indemnifying Party acknowledges that the terms of this Agreement apply with respect to such claim, then the Indemnifying Party shall be entitled, if it so elects, in a notice promptly delivered to the Indemnified Party, but in no event less than ten (10) days prior to the date on which a response to such claim is due, to immediately take control of the defense and investigation of such claim and to employ and engage attorneys reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party’s sole cost and expense.  No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party, which consent shall not be unreasonably withheld.  The Indemnified Party shall reasonably cooperate, at the cost of the Indemnifying Party, in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense (except as otherwise would be the responsibility of the Indemnifying Party hereunder), participate, through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom.  If the Indemnifying Party does not assume control over the defense of a claim subject to such defense as provided in this Section 12.3, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

12.4.LIMITATION OF LIABILITY.  NO DAMAGES OTHER THAN THOSE SET FORTH IN SECTION 14.3 BELOW SHALL BE SOUGHT BY EITHER PARTY UNDER THIS AGREEMENT, AND NO PARTY SHALL BE LIABLE FOR ANY DAMAGES OTHER THAN THOSE SET FORTH IN SUCH SECTION 14.3, WHETHER IN AN ACTION BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL THEORY, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  THE FOREGOING SHALL NOT APPLY AND SHALL NOT BE DEEMED TO LIMIT EITHER PARTY’S OBLIGATION TO INDEMNIFY FOR THIRD PARTY CLAIMS UNDER THIS AGREEMENT OR LIABILITY FOR DAMAGES ARISING FROM A BREACH OF SECTION 13.

12.5.Insurance.  At all times during the Term, the Parties shall maintain, at their expense, occurrence-based insurance coverage (the “Insurance Coverage”) in the types and amounts as follows:

a)Workers’ Compensation and Employer’s Liability insurance affording compensation benefits for all of its employees in an amount sufficient to meet all statutory requirements and employer’s liability insurance with limits of [***] for each accident or disease;

b)Commercial General Liability Insurance with a combined single limit of [***] per occurrence and [***] in the aggregate for personal injury, bodily injury (including wrongful death), and property damage liability inclusive of coverage for all premises and operations, broad form property damage;

c)Automobile Liability Insurance with a combined single limit of [***] per occurrence for injuries, including accidental death and property damage;

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

d)Products Liability Insurance with limits not less than [***] per occurrence;

e)Umbrella or Excess Liability Insurance with limits not less than [***] per occurrence that provides additional limits for employer’s liability, commercial general liability, automobile liability and products liability insurance;

f)Property insurance and business interruption insurance with commercially reasonable limits.

g)The Insurance Coverage will be from an insurance company classified by A M Best as a Class IV or larger with a Financial Strength Rating of at least A, A-. None of the Insurance Coverage amounts will be construed as a limitation on either Party’s potential liability. Within 30 days from the Effective Date each Party will provide the other Party with certificates of insurance evidencing all of the referenced insurance policies, which will be renewed annually or as policy renewals occur, and may reasonably request updated certificates from each other from time to time during the Term. Except for Workers’ Compensation and Employers Liability, the required insurance policies will name the other Party, together with their respective subsidiaries and affiliates, as additional insureds.

12.6.Compliance with Laws.  Each Party covenants and agrees during the Term it will fully comply with all applicable laws, ordinances, regulations, licenses and permits of or issued by any federal, state or local government entity, agency or instrumentality applicable to its responsibilities hereunder.  Each Party agrees that it shall comply with all certification procedures and regulations.  Each Party shall promptly notify the other Party after it becomes aware of any material adverse proposed law, regulation or order that, to its knowledge, may or does conflict with the Parties’ obligations under this Agreement.  The Parties will then use reasonable efforts to promptly decide whether a change may be made to the terms of this Agreement to eliminate any such conflict or impracticability.

12.7.Third Party Certifications. In connection with any organic Products or any certified Products of any kind (e.g., “Non GMO,” Kosher, “All Natural,” “not tested on animals,” “cruelty free,” “no animal byproducts,” “biodegradable,” “carbon neutral” or any other “free from” claim or certification, etc.), KeHE shall request and maintain any such records from the Vendor, as necessary.  KeHE shall provide all documentation relating to the foregoing to SFM at SFM’s request.

Section 13.  – CONFIDENTIALITY

13.1.Confidentiality. In the process of making or performing under this Agreement, both Parties may have acquired, accessed or developed Confidential Information of the other Party. During the Term of this Agreement and thereafter, the Parties shall keep the Confidential Information strictly confidential and shall not disclose the same to any third party, other than the Parties auditors, attorneys or accountants, without prior written consent of the other Party, except as may be required by law, rule, regulation, governing authority or agency, in which event the disclosing Party shall promptly notify the other Party of such requirement and provide a copy of the proposed disclosure.  The receiving Party shall only use the disclosing Party’s Confidential Information for the purpose of performing its obligations or exercising its rights under this Agreement. The receiving Party shall be given an adequate opportunity to review and comment upon the same before disclosure is made.  The Parties acknowledge that the pricing and financial terms of this Agreement, including, without limitation, those contained in the Exhibits, are highly confidential and agree to request and use their best efforts to obtain and maintain, to the extent permitted by applicable law, confidential treatment of all such terms of the Agreement, including, without limitation, by means of redacting such information from any intended disclosure. In connection therewith, the disclosing Party shall provide to the other Party copies of all correspondence, pleadings, notices, filings, and other information which pertain to obtaining and maintaining the confidential treatment of such information and shall keep the other Party advised of the status of such measures.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

13.2.SFM Data.  As between the Parties, all SFM Data is, or shall be, and shall remain the property of SFM and shall be deemed SFM’s Confidential Information. Without SFM’s approval (in its sole discretion), the SFM Data shall not be (a) used by KeHE other than as necessary for KeHE’s performance under this Agreement and solely in connection with providing the Services and the performance of KeHE’s obligations under this Agreement or (b) disclosed, sold, assigned, leased or otherwise provided to third parties by KeHE.  Notwithstanding the foregoing, SFM Data may be shared by KeHE (i) with Vendors and their brokers, but only for such Vendor’s specific products, or (ii) in an aggregated format with other KeHE sales data and disclosed to third parties for purposes of analysis and with sufficient precautions so as not to identify SFM Data.

13.3.KeHE Data.  Without KeHE’s approval (in its sole discretion), the KeHE Data shall not be (a) used by SFM other than as necessary for SFM’s performance under this Agreement and solely in connection with providing the performance of SFM’s obligations under this Agreement or (b) disclosed, sold, assigned, leased or otherwise provided to third parties by SFM.

Section 14.  – ASSIGNMENT [***]

14.1.Prohibition of Assignments.   Except as provided in Section 14.2, neither Party may assign this Agreement, except with the prior written consent of the other Party, which consent shall not be unreasonably withheld.

14.2.Permissible Assignments.

a)[***]  Either Party may assign this Agreement without the prior consent of the other Party in connection with [***].

b)[***].  Notwithstanding the foregoing, [***] without the consent of the non-assigning Party, which consent may be withheld in the non-assigning Party’s sole discretion.

14.3.[***]

14.4.Divestiture of Stores.  In the event of a divestiture of SFM Stores by SFM to a third party that does not constitute [***] as provided above, that third party acquiring such stores will not be considered an assignee of the Agreement and will not be subject to or benefit from this Agreement.  SFM shall not disclose any of the terms set forth herein to any third-party assignee or entity to whom it divests any SFM Stores.  The divestiture of stores by SFM that materially changes the volume of purchases by SFM will require the Parties to adjust the various components of the agreement to account for such material change in volume.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

Section 15.  – MISCELLANEOUS

15.1.Binding Effect. This Agreement, including its exhibits, supersedes all prior agreements between the Parties and constitutes the only agreement between the Parties, either oral or in writing, relating to the subject matter hereof, i.e., the supply/distribution of the Products.  For the avoidance of doubt, this Agreement shall be separate and distinct from the Deli Agreement, which will continue in full force and effect and the terms unaffected by this Agreement.  Upon the Effective Date the NB Agreement will terminate and neither Party shall have any further rights or obligations under the NB Agreement except with respect to Products sold prior to Effective Date.

15.2.Force Majeure.  In the event of a Force Majeure, the time for performance of the obligation affected by the event of Force Majeure shall be extended by the period of Force Majeure.  In the event of a Force Majeure, the Party so affected shall give prompt written notice to the other Party of the cause and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as possible. The provisions of this Section 15.2 shall not apply to the financial obligations of either Party to this Agreement that are unaffected by Force Majeure. For sake of clarity, an event caused by the gross negligence or willful misconduct of either Party shall not be considered Force Majeure.  The occurrence of a Force Majeure event does not excuse, limit or otherwise affect KeHE’s obligation to implement the DRPs/BCPs set forth in Exhibit H hereto.

15.3.Governing Law and Forum.   The relationship of the Parties hereto and all claims arising out of or related to that relationship, including, but not limited to, the construction and interpretation of any written agreements, including this Agreement, shall be governed by the substantive laws of the State of Delaware (without regard to conflicts of law principles).  The Parties agree and consent to the jurisdiction of the state and federal courts located in New Castle County, Delaware, and acknowledge that such courts are proper and convenient forums for the resolution of any actions between the Parties with respect to the subject matter of this Agreement, and agree that, in such case, these courts shall be the sole and exclusive forums for the resolution of any actions between the Parties with respect to the subject matter hereof.  The Parties hereby waive any right to a jury trial under any applicable law.  The prevailing Party in any action to enforce this Agreement shall be entitled to recover all related costs of the suit, including reasonable attorneys’ fees and court costs.

15.4.Amendments.  This Agreement may not be amended or modified except by a writing signed by an authorized officer of each Party specifically referencing this Agreement and the intent to amend or modify.

15.5.Entire Agreement; Survival.  All exhibits and schedules, and the recitals on page one (1) to this Agreement are incorporated by reference and are an integral part thereof.  This Agreement (and any documents referred to herein) represents the entire agreement and understanding of the Parties with respect to the matters set forth herein, and there are no representations, warranties or conditions or agreements (other than implementing invoices, purchase orders and the like necessary to implement this Agreement) not contained herein that constitute any part hereof or that are being relied upon by any Party hereunder.

15.6.Severability.  If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the same shall not affect the other terms or provisions hereof or the whole of this Agreement, but such term or provision shall be deemed modified to the extent necessary, in the court’s opinion, to render such term or provision enforceable, and the rights and obligations of the Parties shall be construed and enforced accordingly, preserving to the fullest permissible extent the intent and agreements of the Parties set forth in this Agreement.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

15.7.Notices.  Any notice required or permitted hereunder shall be given (i) via electronic mail (e-mail) with confirmation of receipt by recipient, (ii) personal delivery, (iii) by prepaid certified mail, return receipt requested, or (iv) nationally recognized overnight courier service, return receipt requested (“Notices”). Notices shall be addressed to the Parties at the addresses set forth below or to such other address and e-mail addresses as shall have been so notified to the other Party in accordance with this section.  Notices to KeHE shall be addressed to:  Chief Operations Officer, KeHE Distributors, LLC, 1245 E. Diehl Road, Suite 200, Naperville, IL 60563, with a copy not constituting notice to KeHE’s Legal Department at the same address.  Notices to SFM shall be addressed to: Chief Operational Officer, Sprouts Farmers Market, 5455 E High St., Suite 111, Phoenix, AZ 85054, with a copy not constituting notice to SFM’s Legal Department at same address. Notwithstanding the foregoing, a Notice under Section 10 may only be delivered as set forth in subsections (ii), (iii) or (iv) above (i.e., may not be delivered via e-mail).

15.8.Waiver.  Either Party’s failure to insist, in one (1) or more instances, upon the performance of any term or terms of this Agreement shall not be construed as a waiver or relinquishment of such Party’s right to such performance or other future performance of such term or terms, and the other Party’s obligations with respect thereto shall continue in full force.  Either Party’s consent to or approval of any act by the other Party requiring such Party’s consent or approval shall not be deemed to render unnecessary the obtaining of such consent or approval of any subsequent act.

15.9.No Agency.  KeHE shall be an independent contractor hereunder, and this Agreement shall not be construed to create any other relationship between the Parties, as principal and agent, joint ventures or otherwise.

15.10.Mediation.  Prior to initiating any litigation arising out of the terms of this Agreement, the Parties agree to attempt to resolve any disputes between them through mediation, which will be conducted by a mutually agreeable neutral mediator and held in a mutually agreeable neutral location.  The cost of the mediation shall be borne equally by the Parties and each Party shall bear its own legal expenses and fees related to the mediation. The initiation of the dispute resolution process as described in this Section 15.10 shall not prevent a Party from exercising any of its other rights or remedies hereunder including the right to terminate this Agreement or seek injunctive relief prior to engaging in mediation in case of an emergency to preserve the status-quo.

15.11.Negotiation of Agreement. Each Party and its counsel have cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any drafts relating thereto shall be deemed the work product of the Parties and may not be construed against any Party by reason of its preparation. Any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the Party that drafted it shall not be applied and is hereby expressly waived.

15.12.Publicity.  Neither Party shall use, in advertising or publicity or in any way related to this Agreement, the name of the other Party or any of their respective directors, officers, managers, employees, consultants or agents or any trade name, trademark, service mark, logo or symbol of the other Party, unless otherwise agreed to by such Party in advance.  No press release, publicity or other form of public written disclosure related to this Agreement shall be permitted by either Party to be published or otherwise disclosed unless the other Party has indicated its consent to the form of release in writing, except for any disclosure as is deemed necessary, in the reasonable judgment of the responsible Party, to comply with national, federal or state laws or regulations with respect to regulatory reporting or disclosure obligations, including without limitation, under securities laws, subject to the Parties’ confidentiality obligations under Section 13.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

15.13.[***]

15.14.Remedies Cumulative.  No right or remedy in this Agreement conferred upon or reserved to a Party to this Agreement is intended to be exclusive of any other right or remedy.  Remedies provided for in this Agreement shall be cumulative and in addition to, and not in lieu of, any other remedies available to either Party at law, in equity or otherwise.

15.15.Counterparts.  This Agreement may be executed in any number of counterparts and/or by facsimile or other electronic means agreed by the Parties, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered (including by telecopy) to the other Party.

[Signature Page to Follow]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized representatives as of the date below.

SFM, LLC dba Sprouts Farmers Market	KeHE Distributors, LLC

/s/ Amin Maredia	/s/ Brandon Barnholt
Signature	Signature

Amin Maredia	Brandon Barnholt
Print Name	Print Name

Chief Executive Officer	Chief Executive Officer
Title	Title

July 18, 2018	July 18, 2018
Date	Date

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

Schedule 1

Definitions

[***]

[***]

“Agreement” shall have the meaning set forth in the preamble.

“Aging Report” shall mean the aging transactions report that KeHE shall provide SFM every Fiscal Period showing the [***].

“Annual Review Meeting” shall have the meaning set forth Exhibit B hereto.

“APL” or “Authorized Products List” shall mean list of Products carried by KeHE as reasonably requested by SFM from time to time, that are available for purchase by all or a portion of SFM Stores.  KeHE shall not be required to carry any Products that [***].

“Assumptions” shall have the meaning set forth in Section 3.4.

“Audit Error Percentage” shall have the meaning set forth in Exhibit A.

“Audit Errors” shall have the meaning set forth in Exhibit A.

“Audit Sample” shall have the meaning set forth in Exhibit A.

“Branded Products” shall mean all Products sold by Vendors that are not Private Label Products or KeHE-labeled Products.

“Catch Weight Products” shall mean Products that are invoiced based on weight (such as pounds) rather than dollars per case.

“Cause” shall have the meaning set forth in Section 10.1.

[***]

“Claims” shall have the meaning set forth in Section 12.3(a).

“Code Life” shall have the meaning set forth in Exhibit G.

[***]

“Confidential Information” shall mean confidential information relating to a Party’s businesses that includes, but is not limited to, quality standards, business methods, sales data and trends, intellectual

i

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

property, purchasing history, pricing, marketing and pricing strategies, technical data, general or specific customer information, and financial information.  Confidential Information shall include the terms and conditions of this Agreement, and information exchanged during the course of the Agreement, as provided herein, and communications between the Parties related to the Agreement or operations.

[***]

[***]

“Cross Dock” shall have the meaning set forth in Section 2.2(b).

[***]

“DC” in the singular and “DCs” in the plural, shall mean KeHE Distribution Centers set forth in Exhibit F.

[***]

“Deli Agreement” shall have the meaning set forth in the Recitals.

“Delivery Uncontrollable Factors” shall mean factors that are reasonably demonstrated to be outside of KeHE’s reasonable control that affect KeHE’s ability to deliver Product orders to SFM Stores during the Delivery Windows.

“Delivery Windows” shall mean the hours within which KeHE shall make deliveries to the SFM Stores as mutually agreed upon by the Parties, as amended from time-to-time and documented by the Parties through the ordinary course of business. Delivery Windows are based on routing considerations between KeHE’s DCs and the SFM Stores.

“Discontinued Products” shall mean Products ordered by SFM but that are in the process of being removed from the APL, or are discontinued by the Vendor, and are no longer carried by KeHE.

[***]

[***]

“Effective Date” shall have the meaning set forth in the preamble.

“Error Value” shall have the meaning set forth in Exhibit A.

“Fill Rate” shall mean KeHE’s in-stock level of all SFM Products delivered under this Agreement, calculated as follows: [***].

“Fill Rate Cure Period” shall have the meaning set forth in Section 9.1(c).

“Fill Rate Deficiency Notice” shall have the meaning set forth in Section 9.1(c).

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

“Fill Rate Uncontrollable Factors” shall mean factors that are reasonably demonstrated to be out of KeHE’s control that may affect KeHE’s ability to fulfill Product orders to SFM Stores and that may affect the Fill Rate. These may include, but are not limited to, [***].

“Fiscal Period” shall mean the period of time of four (4) or five (5) weeks, as applicable, within SFM’s Fiscal Year. There are 12 Fiscal Periods in a Fiscal Year.

“Fiscal Quarter” shall mean the period of time composed of 13 or 14 weeks, as determined by the Fiscal Year. There are four (4) Fiscal Quarters in a Fiscal Year.

“Fiscal Year” shall mean the period of time composed of 52 or 53 weeks, as determined by SFM’s financial statements.

“Force Majeure” shall mean events beyond the reasonable control of a Party (and not through the fault or negligence of such Party) that are not reasonably foreseeable with the exercise of reasonable care, nor avoidable through the payment of nonmaterial additional sums, such as earthquakes, elements of nature or acts of God or events of a similar nature, that make timely performance of an obligation not possible and which could not have been prevented through the implementation of commercially reasonable precautions.

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

“Indemnified Party” shall have the meaning set forth in Section 12.3(c).

“Indemnifying Party” shall have the meaning set forth in Section 12.3(c).

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

“Insurance Coverage” shall have the meaning set forth in Section 12.5.

“KeHE” shall have the meaning set forth in the preamble.

[***]

“KeHE Data” shall mean all data and information regarding KeHE and KeHE’s sales of Products to SFM or any other customers, KeHE’s methodology or pricing related to the sale of Products and Services, and any financial information related to KeHE, (a) submitted to SFM by or on behalf of KeHE, (b) obtained, developed or produced by or on behalf of SFM or SFM personnel in connection with this Agreement, or (b) to which SFM or SFM personnel have access in connection with the sale of Products and Services.

“KeHE Indemnitees” shall have the meaning set forth in Section 12.3(b).

“KeHE Private Label Claim” shall have the meaning set forth in Section 12.3(a).

“KeHE’s Hold Harmless Agreement” shall have the meaning set forth in Exhibit J.

“Mark-Up” shall have the meaning set forth in Section 3.1.

[***]

[***]

“Market Price” shall mean the price of Products at which a buyer and seller agree to trade in an open market at a particular time.

“NB Agreement” shall have the meaning set forth in the Recitals.

“Net Purchases” shall have the meaning set forth in Exhibit A.

“New DC” shall mean a DC opened after the Effective Date.

“New Products” shall mean Products ordered by SFM but that have not yet been received into the KeHE DC that fulfills such order.

“Non-Conforming Products” shall have the meaning set forth in Exhibit A.

“Notices” shall have the meaning set forth in Section 15.7.

“On-Time Delivery” shall mean delivery of Products by KeHE to SFM Stores that occur within the agreed upon Delivery Windows.

[***]

“OTP Cure Period” shall have the meaning set forth in Section 9.2(c).

“OTP Deficiency Notice” shall have the meaning set forth in Section 9.2(c).

“OTP Rate” shall have the meaning set forth in Section 9.2.

“Order” shall mean an order for Products placed by the SFM Stores to KeHE.

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

“Order Size” shall mean the total Purchase value per Order.

[***]

“Party” or “Parties” shall have the meaning set forth in the Preamble.

[***]

[***]

[***]

[***]

[***]

“Primary Supplier” shall mean that all SFM Stores will purchase [***]

“Private Label Products” shall mean Products that are labeled with an SFM trademark or whose labels are controlled by SFM and sold exclusively by SFM. Except as otherwise set forth in the Agreement, Products shall include Private Label Products.

“Products” shall mean all products purchased by SFM from third-party distributors or that are self-distributed by SFM for the following categories: grocery, frozen, dairy, vitamins and supplements, and health & beauty (i.e., the categories covered by the NB Agreement), excluding any products purchased by SFM from a manufacturer for direct store delivery.

“Projected Annual Purchases” shall have the meaning set forth in Section 1.2(f).

“Purchase” or “Purchases” shall mean the dollar value of purchases of Product made by SFM under this Agreement [***]

“Quarterly Reconciliation” shall have the meaning set forth in Section 7.2(b).

[***]

[***]

[***]

“Services” shall mean all of the services provided by KeHE to SFM set forth in the Agreement, including but not limited to those set forth in Sections 2 and 4.2 of the Agreement.

“SFM” shall have the meaning set forth in the preamble.

“SFM Data” shall mean all data and information regarding SFM and the SFM Stores, including data relating to SFM’s purchases of Products, (a) submitted to KeHE by or on behalf of SFM or any SFM Store, (b) obtained, developed or produced by or on behalf of KeHE or KeHE personnel in connection with this Agreement, or (c) to which KeHE or KeHE personnel have access in connection with the provision of the Services.

v

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

“SFM Indemnitees” shall have the meaning set forth in Section 12.3(a).

“SFM Pick-Up” shall have the meaning set forth in Section 2.2(b).

[***]

“SFM Stores” shall have the meaning set forth in the Recitals.

[***]

[***]

[***]

“Split Orders” shall mean the orders placed by SFM Stores to KeHE which KeHE may split into multiple deliveries, as determined by KeHE through ordinary course of business when order volume or other factors may require it.

“Standards” shall have the meaning set forth in Exhibit H.

[***]

“Term” shall have the meaning set forth in Section 1.1.

[***]

[***]

[***]

“Transition Period” shall have the meaning set forth in Section 10.3.

[***]

[***]

“Vendor” or “Vendors” shall mean sellers of Products to KeHE which may include manufacturers, brokers, sellers, co-packers, other KeHE divisions or affiliates, and any other sources from whom KeHE purchases Products.

[***]

[***]

[***]

[***]

[***]

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

2018 Distribution Agreement – List of Exhibits

EXHIBIT A – [***]

EXHIBIT B – Transportation Costs

EXHIBIT C – Assumptions

EXHIBIT D – [***]

EXHIBIT E – Reporting Schedule

EXHIBIT F – KeHE Distribution Centers

EXHIBIT G – Code Life Standards

EXHIBIT H – Service Level Agreement

EXHIBIT I – Representations, Warranties and Covenants

EXHIBIT J – Vendor Standards

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

EXHIBIT A – [***]

This [***] sets forth the policy addressing Products that are damaged at the time of delivery, short-shipped Products and mis-picked Products (“Non-Conforming Products”).  [***]

Audit and Audit Errors: An audit shall be conducted of a sample size of Net Purchases made by Product department (i.e., Dry, Refrigerated, Frozen, Each Pick etc.), [***] (the “Audit Sample”). Such audits occur as agreed upon by the Parties at the KeHE DC and SFM Stores. The errors identified in the sample size (“Audit Errors”) may be expressed as a monetary value (“Error Value”) or expressed as a percentage of the Audit Sample (“Audit Error Percentage”), subject to adjustment as set forth below. An example of this is set forth in Example 1 below.

EXAMPLE 1

Audit Errors include the following:

•	Mispicks on APL – an item is received on the order that was not ordered, is not on the invoice and is part of the APL.
•	Mispicks not on APL – an item is received on the order that was not ordered, is not on the invoice and is not part of the APL.
•	Short on APL - an item that was ordered is on the invoice but missing from the order and is part of the APL.
•	Short not on APL - an item that was ordered is on the invoice but missing from the order and is not part of the APL.
•	Damage on APL - an item is received on the order that is damaged either partially or in whole, is on the invoice and is part of the APL.
•	Damage not on APL - an item is received on the order that is damaged either partially or in whole, is on the invoice but is not part of the APL.
•	Overages on APL - a larger quantity of an item is received than was on the order and the invoice and is part of the APL.
•	Overages not on APL - a larger quantity of an item is received than was on the order and the invoice and is not part of the APL.

The Error Value, and thus the resulting Audit Error Percentage, shall be adjusted depending on the type of Audit Error on a weighted basis as follows [***]

1

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

An example of adjustment to the Error Value, corresponding Audit Error Percentage, and the resulting [***] is set forth below in Example 2.

EXAMPLE 2

[***]

Note: Customer returns will be charged back to Vendors, subject to Section 2.4(c) of the Agreement.

The Parties agree to revisit [***], provided it is mutually and equally benefiting to both Parties from an overall operational and financial standpoint, and geared towards improving the accuracy and quality of deliveries (i.e., reduce number of Non-Conforming Products).

2

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

EXHIBIT B – Transportation Costs

On or before sixty days from the Effective Date the Parties will conduct and validate a transportation simulation [***]

[***]

[***]

11.	Independent Review: All references to Independent Review in this Exhibit shall be based on the following parameters:

a.

Independent reviews shall be conducted by a nationally recognized public accounting firm with appropriate expertise in transportation matters; the Parties will work together in good faith to agree upon such accounting firm.

b.	A Party submitting a dispute for independent review shall initially bear all costs and expenses associated with such review; [***].

c.	The findings of the independent reviewer shall be conclusive and binding on the Parties.

d.	A Party may submit a dispute for independent review no more than once per year.

e.	Independent review will be limited [***].

12.

Fuel Surcharge: For each delivery of Products to SFM Stores, KeHE may (i) add a fuel surcharge if KeHE’s cost of diesel fuel per gallon is equal to or greater than [***], or (ii) provide a credit to SFM if the cost of diesel fuel per gallon is equal to or less than [***], using the table below.

[***]

Note: The table above was provided by KeHE to estimate what the charge per fuel band would be per delivery of Product. The Parties agree to review the per delivery charges, i.e., fuel surcharges, set forth in the table above [***].

The cost of diesel fuel per gallon will be calculated using the diesel fuel prices from the U.S. Energy Information Administration posted here:

https://www.eia.gov/dnav/pet/pet_pri_gnd_a_epm0_pte_dpgal_w.htm.

The cost of diesel fuel per gallon (and corresponding fuel surcharge) will be determined for each individual SFM Store based on the SFM Store location using [***].

[***]

3

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

EXHIBIT C – Business Model Assumptions

•	Projected Annual Purchase expectation described in Section 1.2

•	Average annual volume of Orders per SFM Store [***]

•	Average Order value of Products per SFM Store [***]

•	Average Order value of Products per SFM Store [***]

•	Average number of Orders per SFM Store per week = [***]

[***]

a.	Dry – [***]
b.	Refrigerated – [***]
c.	Frozen – [***]

[***]

a.	Dry – Approx. [***]
b.	Refrigerated – Approx. [***]
c.	Frozen = Approx. [***]

[***]

4

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

EXHIBIT D – [***]

As provided in Section 7 of the Agreement, the Parties have identified certain initiatives to [***], summarized in the table below and further explained in this Exhibit D.

[***]

15.16.[***].  During the Term, SFM will use commercially reasonable efforts to help KeHE improve [***].

a)[***] Initiatives.  SFM will [***].  Any variances to these will be mutually agreed upon on a good faith exception basis (ex., short-dated, dairy vendors).  SFM also agrees to support KeHE’s efforts to [***].  KeHE will apply a [***].  KeHE will [***]. Furthermore, the Parties agree to work in good faith to [***].

b)Baseline. As of the Effective Date, [***] will be assumed to be as follows [***].  The Parties agree that [***]

c)Variance to [***]

i.[***]. In years 1 and 2 of the Term, [***].

In year 3 and for the remainder of the Term, [***].

ii.[***].  If however, starting in year 3 of the Agreement: [***]

15.17.[***].  The Parties agree to jointly use commercially reasonable efforts to improve [***].

15.18.[***].  As of the Effective Date, KeHE is in the process of [***].

15.19.Private Label Supplier Initiatives.  The Parties will work together to implement the following initiatives related to Vendors of SFM’s Private Label Product:

a)Private Label [***].  All Private Label Product Vendors [***].

b)[***]

c)[***].  Within the first year of the Term, SFM will use best efforts to require [***]

d)[***].  In consideration of SFM implementing the [***].

15.20.[***].

[***]

[***]

5

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

EXHIBIT E – Reporting Schedule

[***]

Note: Any delays or inaccuracies in reporting may result in [***].

6

A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

EXHIBIT F – KeHE Distribution Centers

Chino, California

16081 Fern Avenue

Chino, CA 91710

Flower Mound, Texas

101 Enterprise Drive

Flower Mound, TX 75028

Stockton, California

4650 Newcastle Road

Stockton, CA 95215

Aurora, Colorado

2200 N. Himalaya Rd.

Aurora, CO  80011

Douglasville, Georgia

1851 Riverside Avenue

Douglasville, GA 30135

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

EXHIBIT G – Code Life Standards

KeHE agrees that, as to every Product provided to SFM pursuant to this Agreement (including Private Label Product), not less than the following specified periods of time shall be remaining between the date of the delivery of the Product to the SFM Store and the Code Date specified on the Product (the “Code Life”):

[***]

Specific Vendor shelf life guarantees will dictate the pull date established.  The category examples provided above are meant as a guideline to establish expectations, but ultimately, the guaranteed shelf life provided from the Vendor will dictate the minimum provided to SFM.

The Code Life may be modified based on logistics and manufacturers limitations.  All exceptions must be specific in writing from the manufacturer and approved by SFM and KeHE.

SFM may reject products if the products delivered are not within the Code Life (i.e., short-coded product). SFM shall report any short-coded product pursuant to Exhibit A of the Agreement.

[***]

Within six (6) months of the Effective Date, the Parties will review the Code Dates above in good faith and determine any necessary changes that may be applicable, taking into account whether Products are arriving at the SFM Stores within, or close to, the Code Dates.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

EXHIBIT H – Service Level Agreement

The following agreed upon service levels shall be in addition to any other service levels set forth in the Agreement and its corresponding exhibits:

Quality Control.  All Products shall be handled in accordance with the Vendor’s specifications or instructions, if any, and following good distribution practices (the “Standards”) while such Products are in the possession of KeHE. Upon receipt by KeHE, KeHE shall inspect Product dates and the quality and integrity of such Products for conformance to the Standards. If any inspection performed hereunder indicates a failure to conform to the Vendor’s specifications or any other quality requirements, KeHE shall not deliver the Products from such shipments without the express written consent of SFM, which consent may be granted or withheld in SFM’s sole discretion.

Acceptance.  [***], all deliveries of Products by KeHE are subject to SFM’s acceptance of such Products per SFM’s receiving policy. SFM may [***].

Recalls.  KeHE agrees that it has and will maintain a reliable recall system and policies in place including appropriate tracking, coding, and accounting systems for all Products.  KeHE will promptly pass along the existence of formal communications from Vendors regarding product recalls. The Parties will cooperate with one another in documenting the quantity of product destroyed, withdrawn or otherwise removed as a result of a recall.  [***].  In the event that such recall results from the storage or handling of the recalled Product by KeHE or KeHE Agents, KeHE shall be responsible for reasonable documented out-of-pocket expenses of such recall. KeHE shall promptly respond to SFM inquiries and communications regarding Product recalls.

Merchandising Support. KeHE will provide SFM with [***] to provide merchandising support. For existing SFM Stores that undergo remodels, refreshes, and sales initiatives (but not for resets), KeHE will provide [***].

Disaster Recovery and Business Continuity. [***], KeHE will have a business continuity plan (“BCP”) and disaster recovery plan (“DRP”) for each DC in place to ensure SFM an effective and efficient continuity of Product supply. KeHE shall provide a copy of its BCPs and DRPs to SFM as reasonably requested from time to time.  KeHE shall notify SFM of any material change or modification in the BCP and DRP; and (b) no more than once per year and at the request of SFM upon not less than 30 days’ advance notice, participate in a walk-through of KeHE’s BCPs and DRPs with SFM.  KeHE shall test, at KeHE’s expense, each BCP and DRP no less than once per year and promptly upon completing each test provide a copy of the test results to SFM. If SFM, acting reasonably, considers there to be a deficiency in the test results, KeHE agrees to work with SFM to fix the deficiency.  The BCP and DRP will include, without limitation, the actions that KeHE will take in the event the distribution environment and/or KeHE’s DCs are subject to a Force Majeure event, its computer network experiences a network disruption or security breach or other unforeseen circumstance.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

EXHIBIT I – Representations, Warranties and Covenants

KeHE and SFM make the following representations and warranties to and for the benefit of the other Party, its successors and permitted assigns:

(A)Organization. KeHE and SFM are both limited liability companies duly organized, validly existing and in good standing under the laws of the State of Delaware and have full power and authority to own, lease and operate their business. Both Parties are duly licensed and qualified to do business and are in good standing in the states where their business requires it to be so licensed and qualified.

(B)Authorization.  KeHE and SFM have all necessary power and authority and have taken all action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform their obligations hereunder.

(C)Compliance with Law.  Neither KeHE or SFM have received any written notification alleging any existing material violation of, and to the best of their knowledge, they are not in material violation of, any applicable law, statute, rule, regulation, ordinance, code, order, license, permit or authorization.

(D)Litigation and Proceedings.  There are no material actions, suits or proceedings pending or, to the best the Parties’ knowledge, threatened against either, at law or in equity or before or by any governmental authority or before any arbitrator of any kind, which would have a material adverse effect on KeHE's ability to perform its obligations hereunder.

KeHE agrees as follows:

(E)KeHE has [***] adequate processes and systems in place, and that it will fully comply with all federal, state and local regulations relating to handling and labeling of organic Products, including, but not limited to, the National Organic Standards as promulgated by the USDA and as such applies to KeHE as a handler or processor of organic foods. KeHE acknowledges that SFM has placed substantial reliance on KeHE to handle various foods for human consumption so as to not invalidate any “organic” designation of such foods.

(F)KeHE has industry standard information technology security safeguards in place to protect the confidentiality of SFM Data as contained in KeHE’s computer systems.  KeHE has a disaster recovery program in place to ensure that, in the event of a catastrophic destruction of any portion of KeHE’s computer systems, wherever located, KeHE has standard systems in place to recover all necessary data to continue to perform its obligations hereunder.

(G)Upon delivery of Products to the SFM Stores, [***]. Upon SFM’s purchase of Products, the Products will be free of any liens, claims or other encumbrances.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

EXHIBIT J – Vendor Standards

As of the Effective Date, KeHE shall use best efforts to require each new Vendor to execute KeHE’s standard Hold Harmless Agreement and Guarantee/Warranty of Product (“KeHE’s Hold Harmless Agreement”), a copy of which is included below.  To the extent any Vendor does not sign KeHE’s Hold Harmless Agreement after using best efforts, the Parties will work together in good faith to obtain Vendor’s signature and will handle exceptions on a case by case basis through ordinary course of business. Additionally, the Parties shall work in good faith on a reasonable timeline to obtain KeHE’s Hold Harmless Agreement from existing Vendors and procure certifications from Vendors regarding the following:

1) All Products are manufactured, packaged, labeled, packed, shipped and invoiced in compliance with the applicable requirements of federal, state and local laws, regulations, ordinances and administrative orders and rules of the United States and all other countries in which the Product is manufactured and that all required labeling is affixed to Products and passed on to KeHE or its customers;

2) All Products are (a) not adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, and regulations adopted thereunder (the “FD&C Act”); (b) not articles that are prohibited, under the FD&C Act or any successor thereto, from being introduced into interstate commerce; (c) not prohibited under any public health, safety or environmental laws, or any other laws regulations or ordinances of any state or other government authority which are applicable to such shipment or delivery; (d) merchantable and fit for their intended purpose, and will pass without objection in trade; and (e) compliant with all applicable provisions of the Meat Inspection Act, Poultry Product Inspection and/or Egg Product Inspection Act, including all applicable rules and regulations adopted thereunder.

3) If applicable, all advertising and promotional materials developed or provided by Vendor for any Product will comply with all applicable requirements of federal, state and local laws, regulations, ordinances and administrative orders and rules of the United States and all other countries in which the Vendor does business, including, without limitation and if applicable, those promulgated by the U.S. Food and Drug Administration, the U.S. Department of Agriculture, the U.S. Federal Trade Commission and the Environmental Protection Agency;

4) Vendor (a) verifies its product supply chains to evaluate and address risks of human trafficking and slavery (and will disclose to KeHE whether a third party conducted the evaluation for Vendor); (b) audits its own suppliers to evaluate compliance with Vendor’s company standards (and will specify to KeHE whether the audits are independent and unannounced); (c) requires its direct suppliers to certify that the products they provide to Vendor comply with the laws of the country in which the supplier does business; (d) maintains internal accountability standards for employees and contractors concerning human trafficking and slavery; (e) ensures that Vendor employees and management responsible for supply chain management are trained to identify human trafficking and slavery and how to mitigate risks within supply chains;

5) Vendor and all employees and agents involved in the manufacturing, processing or delivery of the Products will strictly adhere to all applicable federal, state and local laws, regulations and prohibitions of the United States, its territories and all countries in which the Product is produced with respect to the operation of their production facilities and their other business and labor practices, including but not limited to the California Transparency in Supply Chains Act of 2010, and comply with existing local and federal laws regarding slavery and human trafficking in the country or countries in which KeHE’s business with Vendor is being conducted; and

6) All intellectual property or proprietary rights used by Vendor in connection with the Products are owned by Vendor or Vendor has been properly authorized to use such rights in connection with the Products and to sell the Products that incorporate such proprietary rights to KeHE for use or further resale.

7) Vendor manufactures or causes Product to be manufactured in facilities with a Hazards Analysis and Critical Control Points (HACCP) plan and/or carries out annual third party audits (e.g., ASI, SQF, GMP) to ensure food safety protocols are being followed, which shall be available upon request.

KeHE and SFM agree to work in good faith on a Vendor by Vendor basis and on a mutually agreed upon reasonable timeline, to require Vendors to provide the above certifications.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

KeHE Distributors – Hold Harmless Agreement

HOLD HARMLESS AGREEMENT

AND

GUARANTEE/WARRANTY OF PRODUCT

The undersigned person or entity (“Seller”), for value to be received from purchases by Buyer (as defined below), hereby agrees:

1.

The articles contained in any shipment or delivery made by Seller, its subsidiaries or affiliates (a “Product”) made to or on the order of KeHE Distributors, LLC, its subsidiaries or affiliates (collectively referred to as “Buyer”) are hereby guaranteed, as of the date of such shipment or delivery: (a) to not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, and in effect at the time of such shipment or delivery (the “Act”) or within the meaning of any applicable federal, state or municipal law, rule, regulation, or ordinance, (b) to not be an article which cannot be introduced into interstate commerce under the provisions of Act, and (c) to be in compliance with all federal, state, and local laws, rules, and regulations applicable to the Product and to the manufacture, packaging, sale, shipment, and delivery of the Product, including, without limitation, all labeling and disclosure laws and regulations, such as California’s Safe Drinking Water and Toxic Enforcement Act of 1986, Health and Safety Code Section 25249.5 (“Proposition 65”).

2.

Seller agrees to defend, indemnify and hold harmless Buyer and its subsidiaries, affiliates, employees, officers, directors, and customers (individually, an “Indemnitee”) from all actions, suits, claims and proceedings (“Claims”) and any judgments, damages, fines, costs, and expenses (including reasonable attorney’s fees):

(a)

Brought or commenced by federal, state, or local governmental authorities or any third party against any Indemnitee alleging that any Product sold by Seller to, or on the order of, Buyer did not meet the guarantee, or any portion thereof, set forth in Paragraph 1;

(b)

Brought or commenced by any person or entity against any Indemnitee for the recovery of damages for the injury, illness, and/or death of any person or damage to property as a result of (i) the delivery, sale, resale, labeling, use, or consumption of any Product; or (ii) the negligent acts or omissions of Seller or its employees, agents, or contractors; provided, however, that Seller’s indemnification obligations hereunder shall not apply to the extent that any Claims are caused by the negligence or intentional misconduct of Buyer or its employees, agents, or contractors; or

(c)

Brought or commenced by any person or entity against any Indemnitee alleging that any Product or advertisements, labels, configuration, point of purchase displays, and other items supplied by Seller to Buyer implicate or infringe upon a copyright, slogan, trademark, trade dress, patent, right of privacy, right of publicity, name, likeness, or any other intellectual property right, including, but not limited to, rights arising under common law and statutory unfair competition laws.

Seller’s indemnity obligations herein shall survive the termination of the distribution relationship between the parties.

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A request for confidential treatment has been made with respect to portions of the following document that are marked with [***]. The redacted portions have been filed separately with the SEC.

3.

Seller agrees to maintain in effect insurance coverage with reputable insurance companies (having at least an “A” or better Financial Strength Rating according to the latest A.M. Best Report) licensed to do business in the jurisdictions in which the Products are to be distributed under forms of policies reasonably acceptable to Buyer covering workers’ compensation and employers’ liability, automotive liability, commercial general liability, including product liability and excess liability, all with such limits as are sufficient in Buyer’s reasonable judgment to protect Seller and Buyer from the liabilities insured against by such coverage, provided that Seller’s commercial general liability insurance shall be in the amount of at least $2,000,000 per occurrence and in the aggregate for all items; provided in the event Seller sells any vitamins, minerals, herbs and nutritional supplements, such limits shall be at least $5,000,000 per occurrence. Seller shall designate Buyer as an additional insured under the commercial general liability policy and provide Buyer with certificates evidencing the above-referenced coverages, upon execution of this Agreement and prior to each renewal of such policies. Such policies shall require that all insureds be given at least thirty (30) days’ written notice prior to any cancellation or material modification of such policies.

4.	This Agreement is continuing and shall be in full force and effect and shall be binding upon Seller with respect to each and every Product shipped or delivered to Buyer by the Seller.

Dated this _________day of_______________, 20 .

Print Company Name

Signature of Authorized Official of Seller
Address for Notices:

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